UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                        Date of Report:   March 3, 2005
                                       -------------------


                           SATELLITE ENTERPRISES CORP.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Nevada                          000-26607                88-0390828
----------------------------    ------------------------    -------------------
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
   of Incorporation)                                         Identification No.)


                          980 POST ROAD EAST, 2ND FLOOR
                           WESTPORT, CONNECTICUT 06880
                    ----------------------------------------
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (203) 672-5912
                                                          ---------------

                          205 CHURCH STREET, SUITE 340
                          NEW HAVEN, CONNECTICUT 06510
          -------------------------------------------------------------
          (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 5 - Corporate Governance and management

Item 5.02 Departure od Directors or principal Officers; Election of Directors; Apointment of Principal Officers.

On December 10, 2004, Steve Mannen resigned as a director of the Registrant for personal reasons. There were and there are no disputes between the Registrant and Mr. mannen. Mr. mannen's position on the board has not been replaced to date.


Section 8 - Other Events

Item 8.01 - Other Events.

On April 1, 2005 the Registrant moved permanently its corporate offices from 201 Church Street, New Haven, Connecticut to the bank of America Building, 980 Post Road East, Westport, Connecticut.FINANCIAL STATEMENTS AND EXHIBITS


Section 9 - Fiancial Statements and Exhibits

Item  9.01 - Financial Statements and Exhibits.

               Exhibits:

               Exhibit  No.   Document  Description
               ------------   ---------------------
                  17          Resignation  of  Director   - Steve  mannen  dated
                              December 10, 2004.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 3, 2005                                Satellite Enterprises Corp.
      -------------------                            ---------------------------
                                                           (Registrant)

                                                     /s/  Roy Piceni
                                                     ---------------------------
                                                     Roy Piceni
                                                     Chief Executive Officer
                                                     and Chairman of the Board





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